Exhibit 99.1

INTERCONNECTION
 AGREEMENT

Moscow                                                                                                           December 30, 2004

Open Joint Stock Company "Moskovskaya Telecommunikatsionnaya Corporatsiya", hereinafter referred to as "COMCOR", represented by its General Director Aram S. Grigorian, acting on the basis of the Charter, and Closed Joint Stock Company COMCOR-TV, hereinafter referred to as "CCTV", represented by its General Director Mikhail V. Silin, acting on the basis of the Charter, referred to herein respectively each as a "Party" and collectively as the "Parties".

  WHEREAS, the Parties have entered into the Framework Agreement (as defined below) to provide for the transmission of Working Signals on the terms and conditions set forth therein and herein;

the Parties hereby agree as follows:

Article 1. Terms and Definitions

1.1. The terms and definitions used herein shall have the following meanings:

Framework Agreement means the Framework Agreement between the Parties dated the date hereof .

Act of Delivery and Acceptance means the document to be executed by the Parties to confirm the provision of the Service requested by CCTV in the form set forth in Schedule 7.

Service Commencement Certificate means the document to be executed by the Parties to confirm the commencement of Service by COMCOR to CCTV in accordance with applicable law as requested in the Request for Service.

Agreement means this Agreement including all annexes and schedules hereto and all Requests for Service, including all supplements or amendments hereto or thereto executed by the Parties.

Request for Service means each request for Service executed by CCTV which describes the Service requested by CCTV, the period of time during which it shall be provided and any other information required to implement such request.

COMCOR Equipment means any device owned by COMCOR and/or any third party authorized by COMCOR to be installed at any COMCOR Facility or CCTV Facility for the purposes of rendering Service hereunder.

CCTV Equipment means any device owned by CCTV and/or any third party authorized by CCTV to be installed at any COMCOR Facility or CCTV Facility for the purposes of accepting Service hereunder.

CCTV Facility means the premises or territory owned or leased by CCTV where either Party's Equipment may be installed for the purposes of rendering Service hereunder.

COMCOR Facility means the premises or territory owned or leased by COMCOR where either Party's Equipment may be installed for the purposes of rendering Service hereunder.

CCTV Representative means an authorized person of CCTV serving as the point of contact between the Parties and responsible for the coordination of all activities of CCTV with respect to any Request for Service.

COMCOR Representative means an authorized person of COMCOR serving as the point of contact between the Parties and responsible for the coordination of all activities of COMCOR with respect to any Request for Service.

Scheduled Interruption of Service means any interruption of current Service when such interruption has been notified by COMCOR and agreed to by CCTV not less than five (5) business days in advance or not less than two (2) business days in advance if such interruption is caused by third party planned maintenance, from who such notification has arrived less than five (5) days in advance.

Non-Scheduled Interruption of Service means any interruption of current Service when such interruption has been notified by COMCOR to CCTV less than five (5) business days in advance or less than two (2) business days in advance if such interruption is caused by third party planned maintenance, from who such notification has arrived less than five (5) days in advance, or any interruption of Service that has not been notified by COMCOR to CCTV, including an emergency.

Accounting Period means the calendar month during which Service was provided.

Rules of Cooperation means the rules of cooperation attached as an annex to this Agreement which set forth the standards and procedures for the inter-operation of the MFON Network and the CCTV Network and the quality of Service provided to CCTV.

Service means the services performed by COMCOR for CCTV with respect to the installation, interface, interconnection, cooperation, configuration, receipt, processing, storage, transfer, delivery and transmission of Working Signals.

Tariffs mean the tariffs for the cost of Service as agreed to by the Parties and set forth on the Fee Schedule.

Fee Schedule means the fee and tariff schedule or schedules for Service agreed to in writing by the Parties and set forth on Schedule 6.

Request for Disconnection means each request for disconnection of a Service executed by CCTV which describes the Service being disconnected and the period of time by which such Service shall be disconnected.

First Head-End means the facility that contains equipment for receiving and processing video, audio, data and satellite telemetry signals for transmission through the MFON Network (the First Head-End and the Second Head-End, collectively, the "MFON Head End").

MFON Primary Node means the facility or equipment used for receiving audio, video, data and telematic signals of different technologies through the MFON Network for processing and retransmission to the applicable MFON Secondary Node.

Second Head-End means the facility used to provide uninterrupted service in addition to the First Head-End and that contains equipment for receiving and processing video, audio, data and telemetry signals for transmission through the MFON Network.

MFON Secondary Node means the facility or equipment used for receiving signal through fiber optic lines from the MFON Network, processing the signal and converting the signal to electrical form for transmission to the CCTV Network and for receiving the signal from the CCTV Network and converting the signal to optical form for transmission to the MFON Primary Node.

TNP means the ports of a data transmission network.

VC means virtual channels.

The terms and definitions used herein and not otherwise defined shall have the meaning ascribed to them in the Framework Agreement.

1.2. Order of Interpretation.  The provisions set forth in the Framework Agreement shall have priority over the provisions of this Agreement, unless the latter contains more specific provisions with regard to their area of application.

Article 2. Subject Matter of the Agreement

2.1. The subject matter of this Agreement shall be the provision by COMCOR of Service to CCTV through the interfaces and interconnection of the MFON Network and CCTV Network.

2.2. Pursuant to the terms hereof, COMCOR shall render Service to CCTV, and CCTV shall accept and pay for Service.

2.3. The description of all technical matters relating to the provision of Service are contained in the Rules of Cooperation annexed hereto.

Article 3. Service

3.1. Provision of Service

3.1.1. COMCOR shall provide Service to CCTV pursuant to a Request for Service issued by CCTV.

3.1.2. Upon completion of the requirements set forth in the Request for Service the Parties shall perform compliance tests in accordance with the technical parameters and as set forth in the applicable Request for Service and the Rules of Cooperation.

3.2. Commencement of Service

3.2.1. If as a result of the tests performed, Service is found to be in compliance with the tests set forth in such Request for Service, COMCOR shall deliver to CCTV an executed Service Commencement Certificate.  CCTV shall execute such Service Commencement Certificate indicating its acceptance of the Service and shall deliver the original thereof to COMCOR within five (5) business days of the receipt thereof or provide a refusal as set forth in Section 3.3.  Service shall commence on the date set forth in the Service Commencement Certificate for such Service.

3.2.2 The Tariff for a particular Service shall accrue from the first day of the applicable Accounting Period until the last day of the applicable Accounting Period during which such Service was provided; provided, however, where such Service has commenced after the first day of the applicable Accounting Period the Tariff shall accrue on a pro-rata basis from the date of commencement of such Service until the last day of the applicable Accounting Period.

3.3. Refusal to Accept Service

3.3.1. In the event that CCTV reasonably refuses to execute a Service Commencement Certificate, the Parties shall execute a protocol setting forth a detailed description of the defects that shall be cured in order for such Service Commencement Certificate to be executed.  COMCOR shall cure such defects in the time period and in the manner agreed to by the Parties.

3.3.2. In the event that CCTV neither executes a Service Commencement Certificate nor provides COMCOR with its reasonable refusal to execute such Service Commencement Certificate in writing within five (5) business days following the receipt of such Service Commencement Certificate, such Service shall be considered accepted by CCTV as of the date when such Service Commencement Certificate was executed by COMCOR.

3.4. Change of Connection Time

3.4.1. Upon five (5) business days prior written notice, COMCOR may extend the date for commencement of Service or suspend work related to the commencement of Service in the event that, through no fault of COMCOR:

  CCTV fails to provide COMCOR with the information required for commencement of Service in the time agreed by the Parties;

  CCTV unilaterally changes the contents of any Request for Service after such Request for Service has been accepted by COMCOR and implementation has commenced; or

  CCTV fails to take any other action required to implement a certain Request for Service in the time and in accordance with the procedure agreed by the Parties;

provided, however, such extension or suspension may be no longer than the time period of any delay caused by the actions of CCTV.

3.5 Cancellation or Termination of Service

3.5.1 CCTV may refuse receipt of Service upon ten (10) business days written notice to COMCOR pursuant to a Request for Disconnection.

3.5.2  With respect to any Service concerning an MFON Primary Node or an MFON Secondary Node, CCTV agrees not to refuse such Service until three (3) years from the Service Commencement Date indicated in the applicable Service Commencement Certificate; provided, however, that, CCTV may issue a Request for Disconnection prior to the expiration of the three (3) year period for such Service upon payment of a penalty for early rejection of Service equal to 140,000 Roubles (excluding VAT).

3.5.3  Notwithstanding Section 3.5.2, CCTV may request the relocation of an MFON Secondary Node by written notice to COMCOR.  With respect to any request for the relocation of an MFON Secondary Node, COMCOR shall notify CCTV within ten (10) business days of the receipt of such request, whether the MFON Secondary Node can be relocated to the location requested or, if not commercially feasible, may propose an alternative location, and also notify CCTV of the costs associated with such relocation.  COMCOR shall have thirty (30) business days to relocate the MFON Secondary Node to the agreed location or such longer period as may be agreed by the Parties.  CCTV shall pay the cost of relocating an MFON Secondary Node, except to the extent that any relocation is due to Force Majeure or government condemnation of a property in which case the Parties shall share equally in the cost of relocation of the MFON Secondary Node.

3.5.4  Within ten (10) business days of the expiration or termination of this Agreement, each Party shall arrange for the other Party to have access to its Facilities during business hours (9 am to 5 pm) to dismantle and remove the equipment installed by such Party.

Article 4. Obligations of the Parties

4.1. For the purposes hereof, COMCOR shall:

4.1.1. install, operate and maintain the COMCOR Equipment at any COMCOR Facility and CCTV Facility to provide Services to CCTV to the extent required by the terms and conditions set forth herein and in the Framework Agreement;

4.1.2. provide to CCTV Services in compliance with the quality standards, technical norms, regulations, licenses and the terms and conditions set forth herein, including the Rules of Cooperation and all Requests for Service, and the Framework Agreement;

4.1.3. provide to CCTV any and all technical specifications required to provide Service to CCTV in accordance with any Request for Service and the terms and conditions set forth herein and in the Framework Agreement;

4.1.4. notify CCTV prior to any Scheduled Interruption of Service required to perform installation or maintenance; provided, that, COMCOR shall endeavor to schedule such installation or maintenance during CCTV's lowest traffic hours.  The time limits for a Scheduled Interruption of Service are set forth in Section 6.3.1 of the Rules Cooperation;

4.1.5. immediately notify CCTV of any Non-Scheduled Interruption of Service causing a failure of Service and cure any such failure of Service as promptly as possible.  The time limits for a Non-Scheduled Interruption of Service are set forth in Section 6.3.2 of the Rules of Cooperation;

4.1.6. ensure the compliance with the secrecy of telecommunications pursuant to the Federal Law "On Telecommunications";

4.1.7. use only licensed software and certified equipment to render Service;

4.1.8. record all Service rendered by it for the purposes of settling accounts between the Parties.

4.1.9. ensure unrestricted access for technical specialists or authorized representatives of CCTV to each COMCOR Facility where CCTV Equipment shall be and/or is installed, including at the MFON Head-End;

4.1.10. ensure the safety of the CCTV Equipment installed at each COMCOR Facility and comply with the operational requirements prescribed by the manufacturer;

4.1.11. ensure the connection to the CCTV Equipment of any lines owned or leased by it in compliance with the Rules of Technical Operation of Primary Networks of  Interconnected Network of the Russian Federation; and

4.1.12. not permit the connection to the CCTV Equipment of any equipment that has not been agreed with CCTV and not service, repair or affect in any other way the CCTV Equipment, either by its own actions or through a third party, (including the disconnection of any CCTV Equipment from the power supply network).

4.2. For the purposes hereof, CCTV shall:

4.2.1. accept the Service requested by it in accordance with the terms and conditions herein and in the Framework Agreement;

4.2.2. pay for Service in a timely manner in accordance with the terms and conditions herein and in the Framework Agreement;

4.2.3. ensure the safety of the COMCOR Equipment installed at each CCTV Facility and comply with the operational requirements prescribed by the manufacturer therein;

4.2.4. ensure unrestricted access for technical specialists or authorized representatives of COMCOR to each CCTV Facility where COMCOR Equipment shall be and/or is installed;

4.2.5. not permit the connection to the COMCOR Equipment of any equipment that has not been agreed with COMCOR, and not service, repair or affect in any other way the COMCOR Equipment, either by its own actions or through a third party, (including the disconnection of any COMCOR Equipment from the power supply network);

4.2.6. ensure the connection to the COMCOR Equipment of any lines owned or leased by it in compliance with the Rules of Technical Operation of Primary Networks of  Interconnected Network of the Russian Federation; and

4.2.7. to the extent installed at CCTV's Facilities, CCTV shall ensure that, with respect to the TNP and VC equipment, (i) the climate conditions comply with the manufacturer's requirements for normal operation of the equipment, (ii) the guaranteed power supply for each item of equipment is located within a one (1) meter range of such item of equipment and is grounded, and (iii) the equipment is reasonably protected from dirt, flood, smoke, etc., to the extent agreed by the Parties.

4.3. Each Party shall:

4.3.1. provide to the other Party, in a timely manner and at its own expense, all information and documents as may be required by it to perform its obligations hereunder; provided, that, the provision of such information and documents shall not result in the breach of an obligation of confidentiality to a third party;

4.3.2. ensure, at its own expense, its compliance with all licensing conditions and regulations issued by the Ministry of Information Technologies and Telecommunications of the Russian Federation;

4.3.3. notify in a timely manner technical personnel of the other Party with respect to each interruption or impairment of service quality as set forth in Section 16.2, and take all other actions as provided for in such instance in accordance this Agreement; and

4.3.4. shall take steps to prevent unauthorized access and damage to the other Party's equipment located on its premises and shall allow employees of the other Party access to such premises to conduct scheduled work, repairs or replacement of equipment upon their request, including unrestricted twenty-four (24) hour access to the other Party's premises to resolve emergencies.

Article 5. Rights of the Parties

5.1. In connection with the implementation of any Request for Service, COMCOR may use the MFON Network owned by it or may retain any other entity that owns or leases a fiber optic network and holds licenses required to engage in telecommunications services to implement the Request for Service.

5.2. COMCOR may, without prior notice to CCTV, suspend or restrict any Service in the interest of public safety upon the request of an authorized governmental authority and in the case of an emergency; provided, that, COMCOR shall restore such Service as soon as possible after such temporary interruption.

Article 6.  Fees

6.1  CCTV shall pay the fees set forth on the Fee Schedule for Services.

6.2  COMCOR shall pay to CCTV penalties resulting from the events set forth in Section 8.4 and/or Section 8.5 on the basis of an invoice issued by CCTV.

6.3  The fees for the Services provided hereunder shall be established in Roubles.

Article 7. Payment Terms

7.1. On the third business day of each month, following an Accounting Period, COMCOR shall submit to CCTV an executed Act of Delivery and Acceptance in the form attached hereto as Schedule 7 setting forth the total amount payable to COMCOR by CCTV during the Accounting Period calculated in accordance with Article 6.  An original shall be sent to CCTV by registered mail with confirmed receipt or via hand delivery.  Concurrently, a copy of the Act of Delivery and Acceptance shall be sent to CCTV by fax or e-mail.  CCTV shall execute the Act of Delivery and Acceptance within five (5) business days of receipt and return it to COMCOR; provided, however, that in the event that CCTV disputes any amount under any Act of Delivery and Acceptance, CCTV shall provide to COMCOR a written notice of its objections within five (5) business days of receipt.  In the event that CCTV fails to give such written notice in the time period specified herein, such Act of Delivery and Acceptance shall be deemed executed by CCTV and the Services shall be paid for without dispute.  Any disputed amount that cannot be settled by the Parties shall be resolved in accordance with Article 12; provided, that, the provision of Services in accordance with a Request for Service, in relation to which CCTV is disputing such amounts, shall terminate upon the expiration of the thirty (30) day period provided for the settlement of such dispute.

7.2  CCTV shall pay to COMCOR all undisputed amounts set forth on the Act of Delivery and Acceptance within five (5) business days of receipt of any invoice from COMCOR; provided that, the Act of Delivery and Acceptance was agreed by the Parties.

7.3  The payment date shall be the date of execution of the payment order by CCTV's bank.

7.4. A Party shall have the right to automatically set-off an amount that is due and payable to it by the other Party against an amount that is due and payable to the other Party.  The Party setting off such amount shall provide the other Party with copies of all invoices and any other documents evidencing the amount of such set-off.

Article 8. Liability of the Parties

8.1. Each Party shall be liable to the other Party for any failure to perform or improper performance of its obligations under this Agreement in accordance with the effective laws of the Russian Federation and the terms and conditions of this Agreement.

8.2. The Party that breaches its obligations under this Agreement or that commits unlawful actions as a result of which the other Party incurs damages shall reimburse the other Party for such damages.  Neither Party shall be liable to the other Party for any consequential damages.

8.3. The liability for damages of any Party under the Agreement shall not exceed US$5 million for any one event in any one year.

8.4. In the event that COMCOR exceeds the time limit in Section 4.1.4 for any Scheduled Interruption of Service or in Section 4.1.5 for any Non-Scheduled Interruption of Service, CCTV shall be entitled to receive from COMCOR for each full or partial hour of interruption in Service, in excess of the applicable time limit, an amount equal to 0.5% of the monthly fee for each Service that was interrupted; provided, that, the aggregate amount of such penalty may not exceed 100% of the fee for such Service in the relevant Accounting Period.

8.5. In the event that COMCOR fails to comply with the time limit for the commencement of Service provided in each Request for Service being implemented by COMCOR, the amount of One-Time Payment, as such term is defined in the Fee Schedule, for such Service shall be reduced by 0.5% for each day that Service is delayed accruing from day following the scheduled date of commencement of such Service until the actual date of commencement of such Service but shall in no event exceed 10% of the amount of the One-Time Payment for such Service.

8.6. In the event that either Party fails to pay when due any amount due in accordance with Article 7, upon fifteen (15) days prior written notice to the delinquent party, the non-delinquent Party may charge a penalty equal to 0.2% of the unpaid amount of such delayed payment for each day of delay.

Article 9. Confidentiality

9.1. During the effective term, each Party shall treat and protect as confidential all information received by it from the other Party and specified as confidential.

9.2. Each Party shall use any confidential information solely for the purposes of performing its obligations hereunder and shall take all efforts required to prevent any disclosure or illegal use of confidential information unless (a) compelled to disclose such documents or information by judicial or administrative process (including, without limitation, in connection with obtaining necessary approvals from Governmental or Regulatory Authorities as required under this Agreement and the transactions contemplated hereunder) or by other requirements of law or (b) such documents or information are disclosed in an action or proceeding brought by a Party in pursuit of its rights or in the exercise of its remedies hereunder.  The above provisions regarding confidentiality do not apply to documents or information shown to have been (i) previously known to the Party receiving such documents or information, (ii) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving Party, or (iii) later acquired by the receiving Party from another source if the receiving Party is not aware that such source is under an obligation to the other Party to keep such documents and information confidential.

Article 10. Term and Entry into Force

10.1. This Agreement shall become effective upon execution by the duly authorized representatives of the Parties and shall remain effective until terminated in accordance with Sections 11.1 - 11.4 of this Agreement.

10.2 The Parties agree to change or amend this Agreement in the event that comments are received from Gossvyaznadzor.

Article 11. Termination of the Agreement

11.1. This Agreement or any Request for Service, as applicable, may be terminated by the Parties upon mutual agreement in writing.

11.2. The termination of this Agreement shall also result in the termination of all Requests for Service.

11.3. If the Framework Agreement is terminated, this Agreement shall be terminated effective upon the termination of the Framework Agreement.

11.4. The termination of this Agreement shall in no way limit or discharge a Party of its liability for any breach of its obligations hereunder.

Article 12. Resolution of Disputes

This Agreement shall be interpreted and governed by the laws of the Russian Federation. The Parties shall in good faith negotiate to resolve any Dispute arising out of or relating to this Agreement.  If any Dispute is not resolved amicably within thirty (30) days from the date that notice of such Dispute is delivered by one Party to the other Party, such Dispute shall be submitted to the Arbitration Court of the City of Moscow.

Article 13. Force Majeure

13.1. If any Party is affected by extraordinary circumstances beyond the reasonable control of such Party (including, without limitation, strike or other form of industrial action, acts of God, natural phenomena, condemnation, war or civil disorder) which materially adversely affects the performance of any of its obligations under this Agreement ("Force Majeure"), the Party claiming Force Majeure shall immediately notify the other Party of the nature and extent of any such circumstances.  For the avoidance of doubt, any act or omission by a shareholder of a Party shall not be deemed Force Majeure.

13.2. No Party shall be deemed to be in breach of this Agreement, or otherwise liable to the other Party, by reason of any delay in performance, or the non-performance, of any of its obligations under this Agreement, to the extent that such delay or non-performance is attributable to Force Majeure of which it has, at or prior to the time of such delay or non-performance, notified the other Party, and the time for performance of that obligation shall be extended accordingly.

13.3. Notwithstanding Section 7.2 of the Framework Agreement, if, as a result of Force Majeure, the MFON Network is incapable of transmitting the Working Signals in accordance with the terms of this Agreement, CCTV shall have the right to seek an alternative source of service.

13.4. If the performance by any Party of any of its obligations under this Agreement is affected by Force Majeure for a continuous period in excess of ninety (90) days, the Parties shall in good faith enter into discussions to alleviate the effects of such Force Majeure, or agree to such alternative arrangement as may be fair and reasonable to both Parties.

13.5. In accordance with the Federal Law "On Telecommunications", in case of an emergency of an environmental and technical nature as defined in the laws of the Russian Federation, authorized state authorities shall have a priority right to use, in accordance with established procedure, and also to suspend or restrict the use of, broadband networks and devices owned by the Parties.

13.6. In accordance with the Federal law "On Telecommunications", COMCOR shall give absolute priority to all communications concerning the safety of people in the water, on the land, in the air, in space, and to communications about major accidents, catastrophes, epidemics, epizootics or acts of God in connection with the conduct of emergency measures in the areas of public administration, national defense, national security and law enforcement.

Article 14. Notices

14.1. All notices, statements, consents, approvals, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing, duly executed by an authorized officer or agent, and shall be delivered personally, transmitted by facsimile (provided, that, an original is sent by overnight courier service on the day the facsimile is transmitted), or sent via DHL or other reputable overnight courier service to the following addresses:

COMCOR:

OAO Moscow Telecommunications Corporation

(OAO "COMCOR")

Building 2, 17 Neglinnaya street

Moscow, 127051 Russia

Attn: General Director

Fax:  (7)(095) 250-7455

CCTV:

ZAO "COMCOR-TV"

7A Dmitria Ulianova street

Moscow, 117036, Russia

Attn: General Director

Fax: (7)(095) 737-5194

14.2. Any notice, statement, consent, approval, request, demand or other communication shall be effective upon receipt; provided, however, any communication transmitted by facsimile shall be deemed effective upon the transmission thereof.

14.3. In the event a Party changes its postal address and/or facsimile number it shall notify the other Party within three (3) business days following the date of any such change.

Article 15. Assignment of Rights and Obligations

15.1. Neither Party may assign or transfer its rights and obligations under this Agreement, in whole or in part, to a third party without prior written consent of the other Party.

Article 16. Miscellaneous

16.1. This Agreement, including annexes and schedules hereto, constitutes the entire Agreement between COMCOR and CCTV with respect to the subject matter hereof and supersedes any other previous agreements, arrangements, written or oral understandings related to the subject matter hereof.  Any amendments or supplements hereto shall be valid only if made in writing and executed by authorized representatives of the Parties.  The terms of this Agreement shall apply to the Parties upon the execution hereof, and also to the Services specified in Section 5.8 of the Framework Agreement.

16.2. The representatives of the Parties with responsibility for maintaining this Agreement shall be:

For COMCOR:
	Principal	Alternate
Commercial Representative (Manager) Tel.: E-mail:	Yuri Vassilievich Skobelev 250-47-36, internal 33-05 Skobelev@mtk.comcor.ru	Sergey Alexandrovich Fomichev 411-71-71, internal 33-14 SFomichev@mtk.comcor.ru
Technical Support Service: Tel.: E-mail:	250-74-15 (internal 33-88) netadm@mtk.comcor.ru	250-74-44
Representative in charge of billing and payment of bills Tel.: E-mail:	Tatiana Evgenievna Kalganova 411-72-85, internal 33-84 kalganova@mtk.comcor.ru	Lyudmila Alexandrovna Fedkova 411-72-80, internal 34-95 lfedkova@mtk.comcor.ru

For CCTV:
	Principal	Alternate
Organization: Tel.: E-mail:	M.V. Silin	S.A. Berezikov

Technical Service: Tel.: E-mail:	S.A. Berezikov	V.G. Alexeev
Finance: Tel.: E-mail:	T.I. Shelepina	V.P. Gurina

Any Party that replaces its representatives responsible for maintaining this Agreement shall notify the other Party accordingly.

16.3.  Any relations between the Parties not addressed herein shall be governed by the effective laws of the Russian Federation and the Framework Agreement.

16.4.  This Agreement shall be executed in the Russian and English languages. Both the Russian and English versions of this Agreement shall be legally binding; provided, however, in the event of any Dispute or disagreement, the Russian version shall control.

Article 17. Location and Payment Details of the Parties

COMCOR:

Open Joint Stock Company "Moskovskaya Telecommunikatsionnaya Corporatsiya"

Location:  Pavilion 4, All-Russian Exhibition Center, 129223 Moscow, Russia

TPN 7717020170
s/a 40702810400000000007
OAO "MBTS-BANK", Moscow
c/a 30101810200000000641
BIC 044552641
OKPO 16954196
OKONKh 52300

CCTV:

Closed Joint Stock Company "COMCOR-TV"

Location: Building 2, 17 Neglinnaya street, 127051, Moscow, Russia

TPN 7707082392
KPP 770701001
s/a 40702 810 038 180120552
Sberbank Russia, Vernadskoe Branch No. 7970/1675, Moscow
c/a 30101 810 400 000000225
BIC 044525225
OGRN 1027700000020 OKPO 42422554
OKONKh 52300

Any Party that changes its location and/or payment details shall notify the other Party to that effect within three (3) business days of such change.

Article 18. Signatures of the Parties

OPEN JOINT STOCK COMPANY "MOSKOVSKAYA TELECOMMUNIKATSIONNAYA CORPORATSIYA"
/s/ A. S. Grigorian A.S. Grigorian General Director December 30, 2004
CLOSED JOINT STOCK COMPANY "COMCOR-TV"
/s/ Mikhail V. Silin Mikhail V. Silin General Director
December 30, 2004

Schedule 6

Fee Schedule

            We, the undersigned, A.S. Grigorian, General Director, on behalf of COMCOR, and M.V. Silin, General Director, on behalf of CCTV, hereby certify that the Parties have reached the following agreement on fees:

1. For the purpose of providing Service in accordance with the Agreement, the Parties have agreed on the following fees:

1.1  Cost of Service in connection with MFON Secondary Nodes:

            1.1.1  a one-time payment for the connection of each MFON Secondary Node of 42,000 Roubles;  and

            1.1.2  a monthly payment for each connected MFON Secondary Node for the transmission of Working Signals of the forward and return channels, including payment for the lease of frequency channels transmitted on the MFON Network:

          12,180 Roubles for up to 1600 subscribers of the CCTV Network;
          16,520 Roubles from 1600 to 2200 subscribers of the CCTV Network; or

(such options require that television analog signals at the output of the transceiver meet the improved quality parameter СNR: CNR >= 47.5 dB)

          21,000 Roubles in the event of more than 2200 subscribers of CCTV Network access.

(such option requires that television analog signals at the output of the transceiver meet the improved quality parameter СNR: CNR >= 48 dB)

Note:  The following provision shall be mandatory: not less than 70% of the MFON Secondary Nodes constructed at the request of CCTV shall be on premises having MFON Network terminal endings; the remaining 30% of CCTV's requests for construction of MFON Secondary Nodes may be satisfied in the course of new construction on the MFON Network.

1.2  Cost of Service for TNPs:

            1.2.1  a one-time payment for the connection of each TNP of 12,000 Roubles; and

            1.2.2  a monthly payment for 100 Mb/s of 2,240 Roubles;
            1.2.3  a monthly payment for 155 Mb/s of 8,400 Roubles; or
            1.2.4  a monthly payment for 1000 Mb/s of 22,400 Roubles.

1.3  Monthly Cost of Service for VCs:

            1.3.1.  for 2 Mb/s, 8,400 Roubles;
            1.3.2.  for 4 Mb/s, 13,160 Roubles;
            1.3.3.  for 6 Mb/s, 17,080 Roubles;
            1.3.4.  for 8 Mb/s, 20,160 Roubles;
            1.3.5.  for 12 Mb/s, 25,000 Roubles;
            1.3.6.  for 20 Mb/s, 26,900 Roubles;

            1.3.7.  for 30 Mb/s, 29,960 Roubles;
            1.3.8.  for 50 Mb/s, 45,080 Roubles;
            1.3.9.  for 100 Mb/s, 54,600 Roubles;
            1.3.10.  for 200 Mb/s, 61,880 Roubles;
            1.3.11.  for 300 Mb/s, 71,400 Roubles; or
            1.3.12.  for 1000 Mb/s, 11,7600 Roubles.

1.4. Cost of Service for Internet traffic delivery for a volume of traffic used of not less than 20 Tb per month:  22.4 Roubles per 1 Gb.

2. The fees listed above shall be subject to an availability ratio equal to 0.992.

3. The fees for Service shall be payable as provided for in the Agreement.

OPEN JOINT STOCK COMPANY "MOSKOVSKAYA TELECOMMUNIKATSIONNAYA CORPORATSIYA"
/A. S. Grigorian A.S. Grigorian General Director December 30, 2004
CLOSED JOINT STOCK COMPANY "COMCOR-TV"
/s/ Mikhail V. Silin Mikhail V. Silin General Director
December 30, 2004

Schedule 7
Form of Delivery and Acceptance Act
Closed Joint Stock Company "COMCOR-TV":
TPN 7707082392
KPP 770701001
s/a 40702 810 038 180120552
Sberbank Russia, Vernadskoe Branch No. 7970/1675, Moscow
c/a 30101 810 400 000000225
BIC 044525225
OKPO 42422554
OGRN 1027700000020
OKONKh 52300
Building 2, 17 Neglinnaya street 127051 Moscow, Russia

DELIVERY AND ACCEPTANCE ACT No. _________ dated____________, 20__ Under the Interconnection Agreement Dated December ___, 2004
Open Joint Stock Company "Moskovskaya Telecommunicatsionnaya Corporatsia"
TPN 7717020170
S/a 40702810400000000007
OAO "MBTS-BANK"
C/a 30101810200000000641
BIC 044552641
OKPO 16954196
OKONKh 52300
Moscow, Ul. Neglinnaya, 17/2

We, the undersigned, a representative of Open Joint Stock Company "Moskovskaya Telecommunikatsionnaya Corporatsiya", its General Director, ___________, and a representative of Closed Joint Stock Company  "COMCOR-TV", its General Director, ____________, have made this Act on the following: Under the Interconnection Agreement, dated  December___, 2004 (the "Agreement"), during the period from ______________, 20__ until______________, 20__  Open Joint Stock Company "Moskovskaya Telecommunikatsionnaya Corporatsiya" rendered telecommunications services for the amount of _____ Rubles _____  kopecks (amount in words), excluding VAT, in the amount of _____  Rubles _____ kopecks.

Services were rendered with due quality and timeliness.

The Parties do not have any claims against each other. This act is a confirmation of services rendered under the Agreement.
OPEN JOINT STOCK COMPANY "MOSKOVSKAYA TELECOMMUNIKATSIONNAYA CORPORATSIYA"
_____________________ A.S. Grigorian General Director
CLOSED JOINT STOCK COMPANY "COMCOR-TV"
__________________________ Mikhail V. Silin General Director

Exhibit A

RULES OF COOPERATION